Q2 2018 Earnings Webcast Presentation – August 2, 2018

Safe Harbor Statement All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; increase in competition; expansion of business activities; supply chain disruptions, changes in supplier strategy or loss of key suppliers; personnel turnover or labor cost increases; risks related to acquisitions, including the integration of acquired businesses; tax law changes or challenges to tax matters, including uncertainties in the interpretation and application of the Tax Cuts and Jobs Act of 2017; exchange rate fluctuations; debt levels, terms, financial market conditions or interest rate fluctuations; stock market, economic or political instability; legal or regulatory matters; litigation, disputes, contingencies or claims; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2017 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com. 2 Q2 2018 Earnings Webcast 8/2/18

Q2 2018 Highlights Apr 11% May 10% Organic Growth • Continued strong results in the second quarter June 7% ‒ Double digit operating profit and EPS growth versus (%) prior year 10.9 10.1 • Continued positive business momentum and growth across 8.6 9.0 all end markets and geographies • Reported sales were up 10%, organic sales were up 9%: ‒ Up 8% in the U.S. ‒ Up 8% in Canada 1.0 ‒ Up 30% in International (1.7) • Q2 monthly organic sales up 9%, 10% and 11% on a 2 year (3.1) (3.6) stack basis • Estimated pricing impact +2% (6.2) (6.7) • July preliminary workday adjusted sales up mid single digits Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 • Q2 backlog at an all-time record level, up 2% sequentially 2016 2017 2018 and up 10% versus prior year Note: Organic growth excludes the impact of acquisitions in the first year of • Free cash flow at 70% of net income YTD ownership, foreign exchange rates and number of workdays. See appendix for non-GAAP reconciliations. …double digit operating profit and EPS growth versus prior year 3 Q2 2018 Earnings Webcast 8/2/18

Industrial End Market Organic Sales Growth versus Prior Year • Q2 2018 Sales − Organic sales were up 6% versus prior year • Global Accounts (up 5% in the U.S. and up 7% in Canada in local 37% • Integrated Supply • OEM currency) • General Industrial Industrial 13.9% − Up 1% sequentially 11.2% 10.4% • Continued strong business momentum and positive future sentiment with industrial customers 2017 • Sales growth was broad-based across the U.S. and 8.0% 6.0% 5.8% Canada • Global Account and Integrated Supply opportunity 1.2% pipeline and bidding activity levels remain strong • Customer trends include continued high expectations Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 for supply chain process improvements, cost Note: See appendix for non-GAAP reconciliations. reductions, and supplier consolidation Awarded a multi-year contract to supply electrical MRO materials and support capital projects for a large food and beverage manufacturer in the U.S. 4 Q2 2018 Earnings Webcast 8/2/18

Construction End Market Organic Sales Growth versus Prior Year • Q2 2018 Sales − Organic sales were up 8% versus prior year 33% • Non-Residential • Contractors (up 8% in the U.S. and up 9% in Canada in local Construction currency) 8.9% 9.4% 7.9% 6.0% − Up 8% sequentially • Continued strong business momentum with 2017 construction/contractor customers 1.7% • Sales growth was broad-based across the U.S. and Canada (3.6%) • Backlog up 10% versus prior year and is up 2% from (4.4%) Q1 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 • Expecting moderate growth and uptrend in non- Note: See appendix for non-GAAP reconciliations. residential construction market to continue Awarded a contract to provide high voltage materials to a contractor for an upgrade to a wastewater treatment facility in the U.S. 5 Q2 2018 Earnings Webcast 8/2/18

Utility End Market Organic Sales Growth versus Prior Year • Q2 2018 Sales − Organic sales were up 19% versus prior year (up 18.8% 22% in the U.S. and down 2% in Canada in local • Investor Owned 17.9% currency) 16% • Public Power • Utility Contractors − Up 7% sequentially Utility • Continued scope expansion and value creation with 8.6% 9.1% investor-owned utility, public power, and generation customers 2017 2.3% • Continued interest in Integrated Supply solution offerings • Favorable economic conditions, continued improvement (4.5%) (4.4%) in construction market, renewables growth, and consolidation trend within Utility industry remain Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 positive catalysts for future spending Note: See appendix for non-GAAP reconciliations. Awarded a multi-year contract to provide material management logistic services for an existing IOU customer in support of an infrastructure improvement project. 6 Q2 2018 Earnings Webcast 8/2/18

CIG End Market • Q2 2018 Sales Organic Sales Growth versus Prior Year − Organic sales were up 9% versus prior year (flat in the U.S. and up 14% in Canada in local • Commercial 14% • Institutional currency; balance of growth in International) • Government CIG 9.4% − Up 15% sequentially 9.0% 8.5% 7.4% • Technical expertise and supply chain solutions 4.8% driving positive momentum in datacenter, 2017 broadband, and cloud technology projects 4.8% • Continued strong momentum seen in LED lighting retrofits, FTTX deployments, broadband build outs, and cyber and physical security for critical (2.0%) infrastructure protection Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Note: See appendix for non-GAAP reconciliations. Awarded a contract to provide outside plant materials in support of a fiber to the home network build out for an electric cooperative. 7 Q2 2018 Earnings Webcast 8/2/18

Q2 2018 Results Outlook Actual YOY Sales 7% to 10% $2.1B Up 10.2% Gross Margin 19.0% Down 20 bps (1) SG&A $293M, 13.9% Up 10%, improved 10 bps Operating Profit $91M Up 10% Operating Margin 4.2% to 4.5% 4.3% Flat (2) Effective Tax Rate ~21% 21.5% Down 380 bps EPS $1.22 Up 20% $2.1B 150 bps 120 bps 160 bps 590 bps $1.9B 9.0% 7.7% 8.3% 29.9% 10.2% Organic Growth Growth Growth Growth Growth Q2 2017 U.S. Canada International Foreign Q2 2018 Sales Exchange Sales Note: See appendix for non-GAAP reconciliations. (1) Includes the impact of a 15 bps reclassification of certain labor costs from selling, general and administrative expenses. (2) Operating profit was 4.5% excluding the impact of a bad debt charge related to a Canadian customer that ceased operations. …margins stabilizing, positive operating profit pull through 8 Q2 2018 Earnings Webcast 8/2/18

Diluted EPS Walk Q2 2017 $1.02 Core operations (Includes the planned restoration of variable compensation versus prior year) 0.09 Foreign exchange 0.02 Tax 0.06 Share count 0.03 2018 $1.22 …20% EPS growth versus prior year 9 Q2 2018 Earnings Webcast 8/2/18

Free Cash Flow & Leverage Free Cash Flow Leverage ($ Millions) (Total Debt to TTM EBITDA) ~ $1.2B of free 4 cash flow over Target last 5 years Leverage 2.0x – 3.5x 70.4 3.5 57.0 3.3X 3 2.5 2 65% 70% of net of net 1.5 income income Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2017 YTD 2018 YTD 2016 2017 2018 Note: See appendix for non-GAAP reconciliations. 10 Q2 2018 Earnings Webcast 8/2/18

2018 Outlook FY FY Q3 (Current) (Previous) Sales 3% to 6% 6% to 9% 5% to 8% Operating Margin 4.5% to 4.8% 4.2% to 4.5% 4.2% to 4.6% Effective Tax Rate ~ 21% 21% to 23% 21% to 23% Diluted EPS $4.60 to $5.00 $4.50 to $5.00 Free Cash Flow >90% of net income >90% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.76. See appendix for non-GAAP reconciliations. …raising sales and EPS outlook for 2018 11 Q2 2018 Earnings Webcast 8/2/18

Appendix NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, financial leverage, earnings before interest, taxes, depreciation and amortization (EBITDA), and free cash flow. Management believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. 12 Q2 2018 Earnings Webcast 8/2/18

WESCO Profile 2018 Markets & Customers Products & Services 8% 14% 10% 40% 16% 37% 12% 33% 15% 15% Industrial Global Accounts | Integrated Supply General Supplies OEM | General Industrial Communications & Security Construction Wire, Cable & Conduit Non-Residential | Contractors Utility Lighting & Sustainability Investor Owned | Public Power Electrical Distribution & Controls Utility Contractors Automation, Controls & Motors CIG Commercial | Institutional | Government Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. 13 Q2 2018 Earnings Webcast 8/2/18

Sales Growth (%) 2016 2017 2018 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Change in Net Sales (2.2) (0.3) (3.6) (3.7) (2.4) (0.2) (0.1) 7.8 11.3 4.7 12.5 10.2 Acquisition Impact 3.9 3.7 2.9 1.8 3.1 0.9 0.2 Core (6.1) (4.0) (6.5) (5.5) (5.5) (1.1) (0.1) 7.8 11.3 4.5 12.5 10.2 FX Impact (2.6) (0.9) (0.3) (0.3) (1.0) 0.6 (1.1) 0.8 1.2 0.4 1.6 1.2 Workday Impact 3.2 (1.6) 0.4 (1.6) (0.4) Organic (6.7) (3.1) (6.2) (3.6) (4.9) (1.7) 1.0 8.6 10.1 4.5 10.9 9.0 Note: Core sales growth excludes acquisitions during the first year of ownership. 14 Q2 2018 Earnings Webcast 8/2/18

Q2 2018 Organic Sales Growth by Geography (%) U.S. Canada International WESCO Change in net sales (USD) 7.7 13.2 35.2 10.2 Impact from acquisitions - - - - Impact from foreign exchange rates - 4.9 5.3 1.2 Impact from number of workdays - - - - Organic sales growth 7.7 8.3 29.9 9.0 15 Q2 2018 Earnings Webcast 8/2/18

Sales Growth-End Markets ($ Millions) Q2 2018 vs. Q2 2017 Q2 2018 vs. Q1 2018 Q2 Q2 Q2 Q1% % 2018 2017 Growth 2018 2018 Growth Industrial Core 764 714 6.9% 764 762 0.2% Construction Core 686 626 9.6% 686 640 7.2% Utility Core 338 284 19.3% 338 317 6.8% CIG Core 324 293 10.4% 324 283 14.5% Total Core Gross Sales 2,112 1,918 10.2% 2,112 2,002 5.5% Total Gross Sales from Acquisitions - - - - Total Gross Sales 2,112 1,918 10.2% 2,112 2,002 5.5% Gross Sales Reductions/Discounts (8) (8) (8) (8) Total Net Sales 2,104 1,910 10.2% 2,104 1,994 5.5% Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. 16 Q2 2018 Earnings Webcast 8/2/18

Q2 2018 Organic Sales by End Market (%) Industrial Construction Utility CIG WESCO Core Sales Growth 6.9 9.6 19.3 10.4 10.2 FX Impact 1.1 1.7 0.5 1.0 1.2 Workday Impact - - - - - Organic Growth 5.8 7.9 18.8 9.4 9.0 17 Q2 2018 Earnings Webcast 8/2/18

Gross Margin ($ Millions) Three Months Ended June 30, June 30, 2018 2017 Net sales $2,104 $1,910 Cost of goods sold (excluding depreciation and amortization) 1,704 1,544 Gross profit $400 $366 Gross margin 19.0% 19.2% Note: Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. 18 Q2 2018 Earnings Webcast 8/2/18

Capital Structure ($ Millions) Outstanding at Outstanding at Debt December 31, 2017 June 30, 2018 Maturity Schedule AR Revolver (V) 380 395 2020 Inventory Revolver (V) 12 3 2020 2019 Term Loans (V) 85 25 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) 350 350 2024 Other (V) 36 38 N/A Total Debt 1,363 1,310 Key Financial Metrics YE 2017 Q2 2018 Cash 118 111 Capital Expenditures 22 9 Free Cash Flow (1) 128 25 Liquidity (2) 794 772 (V) Variable Rate Debt (1) Cash flow provided by operations less capital expenditures. (F) Fixed Rate Debt (2) Total availability under asset-backed credit facilities plus cash in investment accounts. 19 Q2 2018 Earnings Webcast 8/2/18

Financial Leverage ($ Millions) Twelve Months Ended June 30, 2018 Income from operations (1) $ 334 Depreciation and amortization 64 EBITDA $ 398 June 30, 2018 Short-term borrowings and current debt $ 37 Long-term debt 1,262 Debt discount and debt issuance costs (2) 11 Total debt $ 1,310 Less: cash and cash equivalents $ 111 Total debt, net of cash $ 1,199 Financial leverage ratio 3.3X Financial leverage ratio, net of cash 3.0X (1) Due to the adoption of ASU 2017-07 on a retrospective basis in the first quarter of 2018, the Company classified the non-service cost components of net periodic benefit cost as part of net interest and other for the twelve months ended June 30, 2018. These components aggregate to a benefit of $1.9 million. (2) Long-term debt is presented in the condensed consolidated balance sheet as of June 30, 2018 net of debt discount and debt issuance costs. Note: For financial leverage ratio in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 20 Q2 2018 Earnings Webcast 8/2/18

Free Cash Flow Reconciliation ($ Millions) YTD YTD 2017 2018 Cash flow provided by operations 66.8 86.8 Less: Capital expenditures (9.8) (16.4) Free cash flow 57.0 70.4 Net income 87.4 100.6 Percentage of net income 65% 70% Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. 21 Q2 2018 Earnings Webcast 8/2/18

Work Days Q1 Q2 Q3 Q4 FY 2016 64 64 64 62 254 2017 64 64 63 62 253 2018 64 64 63 62 253 22 Q2 2018 Earnings Webcast 8/2/18